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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         Date of report (Date of earliest event reported): May 10, 1998




                               THE TIMKEN COMPANY
                               ------------------
               (Exact name of registrant as specified in charter)




          Ohio                             1-1169             34-0577130
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     (State or other               (Commission File No.)     (IRS Employer
jurisdiction of incorporation)                              Identification No.)




1835 Dueber Avenue, S.W., Canton, Ohio                              44706-2798
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(Address of Principal Executive Offices)                            (Zip Code)




       Registrant's telephone number, including area code: (330) 438-3000

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ITEM 5.  OTHER EVENTS

                  On Saturday evening, May 9, 1998, production and maintenance associates at Latrobe Steel Company ("Latrobe Steel"), a wholly owned subsidiary of The Timken Company located in Latrobe, Pennsylvania, ratified a new three year labor contract that replaces the one that expired on May 3, 1998. Acceptance of the contract ends a three-day work stoppage that began when negotiations between Latrobe Steel and the United Steelworkers of America ended late on Wednesday, May 6, 1998.

                  Latrobe Steel and the United Steelworkers of America had been negotiating for two months on a new contract to replace the one that expired on May 3, 1998. Approximately 450 union members at Latrobe Steel had been on strike.

                  The Timken Company believes the three-day work stoppage will not materially affect its 1998 financial performance.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE TIMKEN COMPANY


                                       By: /s/ Gene E. Little
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                                       Name: Gene E. Little
                                       Title: Senior Vice President - Finance


Dated:  May 11, 1998


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